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                                                               EXHIBIT 10(j)(ii)

                  AMENDMENT TO THE 1994 RESTRICTED STOCK PLAN
                    FOR NON-EMPLOYEE DIRECTORS (THE "PLAN")

  1. Section 6 of the Plan is hereby amended to add to the end thereof the following phrase:

    "; provided, however, that the last such mandatory acquisition of Restricted Shares shall occur on the April 1996 Payment Date."

  2. Section 7(a) of the Plan is hereby amended to modify the second line thereof to delete the words "July, October and January."

  3. Section 7(c) of the Plan is hereby amended to add at the end thereof the following additional language:

    "; provided, however, that, on or before December 5, 1996, an Eligible Director may make an election to acquire Restricted Shares in lieu of Director's Fees otherwise payable on the April 1997 Payment Date and/or may revoke a previously-made election to acquire Restricted Shares on the January 1997 Payment Date."

  4. Section 8(b) of the Plan is amended to add at the end thereof the following sentence:

    "This Section 8(b) shall not apply to any Restricted Shares surrendered to the Company pursuant to Section 3.2(a) of the 1996 Directors' Deferral Plan."

  5. Section 8 of the Plan is hereby amended to add at the end thereof the following new subsection:

    "(d) Notwithstanding any other provision of this Plan, any Eligible Director who has acquired Restricted Shares as of December 1, 1996, as a consequence of either a mandatory acquisition pursuant to Section 6 above or a voluntary acquisition pursuant to Section 7 above, may make an election pursuant to Section 3.2(a) of the 1996 Directors' Deferral Plan to surrender for cancellation some or all of his or her Restricted Shares to the Company and be credited with an equal number of shares of Stock in a Deferred Stock Account under such latter Plan."

  6. Section 12 of the Plan is hereby amended by adding the following language to the end of the first sentence thereof:

    "; provided, however, that cash dividends paid on Restricted Shares acquired under this Plan may be deferred in accordance with a timely election under Section 3.2(c) of the 1996 Directors' Deferral Plan."

  7. Section 13 of the Plan is hereby amended to add at the end thereof the following language:

    "; provided, however, that this Section 13 shall not apply to any Restricted Shares surrendered to the Company pursuant to an election under Section 3.2(a) of the 1996 Directors' Deferral Plan."